SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2005
Date of Report (Date of earliest event reported)

ACTEL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-21970 (Commission File Number)	77-0097724 (I.R.S. Employer Identification Number)

2061 Stierlin Court Mountain View, California (Address of principal executive offices)	94043-4655 (Zip Code)

(650) 318-4200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On March 10, 2005, Actel Corporation announced a revision of its business update for the first fiscal quarter of 2005, which ends April 3, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

     On March 10, 2005, Actel Corporation announced a revision of its business update for the first fiscal quarter of 2005, which ends April 3, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Description
99.1	Press release dated March 10, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION
	By:	/s/ Jon A. Anderson
Jon A. Anderson
Date: March 10, 2005		Vice President of Finance and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated March 10, 2005.

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